UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 13, 2012

DUKE ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 South Tryon Street, Charlotte, North Carolina 28202

(Address of Principal Executive Offices, including Zip Code)

(704) 382-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On November13, 2012, Duke Energy Corporation (the “Company”) entered into a Selling Agent Agreement, dated as of November 13, 2012 (the “Selling Agent Agreement”), with Incapital LLC (as Purchasing Agent) and the agents named therein, with respect to the sale by the Company of up to $1,000,000,000 aggregate initial offering price of Duke Energy InterNotes Due One Year or More from Date of Issue (“Duke Energy InterNotes”).  The Selling Agent Agreement, forms of the Duke Energy Internotes and a legal opinion regarding the validity of such securities are filed as exhibits to this Form 8-K for the purpose of incorporating such documents into the Company’s Registration Statement on Form S-3 (Registration No. 333-169633).

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit	Description

Exhibit 4.1	Form of Duke Energy InterNote (Fixed Rate)

Exhibit 4.2	Form of Duke Energy InterNote (Floating Rate)

Exhibit 5.1	Opinion regarding validity of Duke Energy InterNotes

Exhibit 23.1	Consent (included as part of Exhibit 5.1)

Exhibit 99.1	Selling Agent Agreement, dated as of November 13, 2012, between the Company, Incapital LLC, as Purchasing Agent, and the agents named therein

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION
Date: November 13, 2012

	By:	/s/ Robert T. Lucas III, Esq.
		Name:	Robert T. Lucas III, Esq.
		Title:	Deputy General Counsel and
Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1	Form of Duke Energy InterNote (Fixed Rate)

Exhibit 4.2	Form of Duke Energy InterNote (Floating Rate)

Exhibit 5.1	Opinion regarding validity of Duke Energy InterNotes

Exhibit 23.1	Consent (included as part of Exhibit 5.1)

Exhibit 99.1	Selling Agent Agreement, dated as of November 13, 2012, between the Company, Incapital LLC, as Purchasing Agent, and the agents named therein